TRADE AND OTHER PAYABLES - Disclosure of Other Current Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Trade and other payables [abstract]
Trade payables	$ 31,863	$ 40,782
Trade related accruals	16,302	30,312
Payroll and related benefits	35,331	31,797
Restructuring obligations	1,456	0
NSR royalty liabilities	2,850	1,518
Environmental duty and net mineral sales proceeds tax	3,023	3,570
Other accrued liabilities	3,588	7,141
Total trade and other current payables	$ 94,413	$ 115,120